DSL.NET, INC.
                          CURRENT REPORT ON FORM 8-K/A
                                  EXHIBIT 99.2



           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS
                                    --------

         STATEMENTS OF ASSETS ACQUIRED AS OF DECEMBER 31, 2002 AND 2001,
  AND THE RELATED STATEMENTS OF REVENUE AND DIRECT EXPENSES FOR THE YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000


                                    --------

                        Report of Independent Accountants


To the Board of Directors and
Stockholders of DSL.net, Inc.

We have audited the accompanying Statements of Assets Acquired as of December 31, 2002 and 2001, and the related Statements of Revenue and Direct Expenses for the years ended December 31, 2002, 2001 and 2000, of Network Access Solutions Corporation - On Network Business. These statements are the responsibility of the management of DSL.net, Inc. ("DSL.net"). Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in DSL.net's Current Report on Form 8-K) as described in Note 2 and are not intended to be a complete presentation of the financial position or results of operations of Network Access Solutions Corporation.

In our opinion, the statements referred to above present fairly, in all material respects, the assets acquired as of December 31, 2002 and 2001, and the revenue and direct expenses for the years ended December 31, 2002, 2001 and 2000, as described in Note 2, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, on January 10, 2003, DSL.net acquired selected assets and associated subscriber lines of Network Access Solutions Corporation for a total purchase price of approximately $14 million.


/s/ PricewaterhouseCoopers LLP
McLean, Virginia
March 24, 2003

           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                          STATEMENTS OF ASSETS ACQUIRED
                             (DOLLARS IN THOUSANDS)
                                    --------





                                                 DECEMBER 31,   DECEMBER 31,
                                                     2002           2001
                                                 -----------------------------

         TOTAL ASSETS ACQUIRED:
               Property and Equipment, net       $      13,600  $      38,414
                                                 =============================
















   The accompanying notes are an integral part of these financial statements.

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

                    STATEMENTS OF REVENUE AND DIRECT EXPENSES
                             (DOLLARS IN THOUSANDS)
                                    --------



                                   YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                      2002            2001            2000
                                   ----------      ----------      ----------

Revenue                            $   25,040      $   22,488      $   10,704

Direct expenses:
   Cost of revenue                     20,319          27,253          22,641
   Depreciation expense                21,361          25,751          22,208
   Selling, general and
        administrative expenses         9,338          23,285          45,135

    Impairment charges                  3,715          11,880            --
                                   ----------      ----------      ----------

      Total direct expenses            54,733          88,169          89,984
                                   ----------      ----------      ----------

      Shortfall of revenue
         over direct expenses      $  (29,693)     $  (65,681)     $  (79,280)
                                   ==========      ==========      ==========








   The accompanying notes are an integral part of these financial statements.

           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

1.   DESCRIPTION OF BUSINESS AND THE NAS TRANSACTION

     Network Access Solutions Corporation ("NAS") was originally incorporated in the Commonwealth of Virginia on December 19, 1994. On August 3, 1998, NAS reincorporated in the State of Delaware. NAS was a provider of high-speed broadband Internet services to business customers, primarily using Digital Subscriber Line and T-1 technology. NAS offered these services on its own network facilities in the following nine Northeast and Mid-Atlantic cities and their surrounding markets: Baltimore, Boston, New York, Norfolk, Philadelphia, Pittsburgh, Richmond, Washington, D.C. and Wilmington (the "Network Access Solutions Corporation - On Network Business" or the "NAS Acquired Business"). Customers serviced outside of these major metropolitan areas were served primarily through the local facilities of other service providers. NAS also sold telecommunications equipment, installed the equipment and provided network design consulting and related services to business customers.

     On June 4, 2002, NAS filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. From June 4, 2002 through January 10, 2003, NAS continued to operate its business as a debtor-in-possession.

     On December 11, 2002, DSL.net, Inc. ("DSL.net") entered into an Amended and Restated Asset Purchase Agreement (the "Asset Purchase Agreement") with NAS, certain of its affiliates, and Adelman Levine Gold and Levin, a Professional Corporation, as deposit escrow agent, to acquire the network assets and associated subscriber lines of the Network Access Solutions Corporation - On Network Business. The Asset Purchase Agreement was approved by the United States Bankruptcy Court for the District of Delaware on December 30, 2002 and the acquisition closed on January 10, 2003 (the "Closing Date") for a total purchase price of approximately $14,000, comprised of $9,000 in cash and $5,000 in a note payable to NAS. DSL.net did not acquire (i) the portion of NAS network services business whose customers were serviced through the local facilities of other service providers, (ii) the equipment and product sales business or (iii) the consulting services business. No pre-closing liabilities were assumed in the transaction.

     The assets acquired by DSL.net included certain property and equipment, including network assets and equipment supporting broadband service to customers, customer premise equipment, certain computer equipment, office equipment and communications equipment. DSL.net also acquired certain assets and succeeded to certain agreements not reflected in the NAS historical financial statements that included customer contracts, associated subscriber lines of the Network Access Solutions Corporation - On Network Business and intellectual property.

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


           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

2.   BASIS OF PRESENTATION

     The accompanying statements of assets acquired as of December 31, 2002 and 2001 and the statements of revenue and direct expenses for the years ended December 31, 2002, 2001 and 2000 have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in DSL.net's Current Report on Form 8-K. DSL.net is filing these audited statements of assets acquired and audited statements of revenue and direct expenses in satisfaction of Rule 3-05 of Regulation S-X. Due to the financial and operating constraints confronting NAS throughout 2001 and 2002, NAS significantly reduced its employee base, including financial and accounting personnel, which adversely impacted its financial reporting capabilities. Accordingly, strict compliance with Rule 3-05 reporting requirements for the NAS Acquired Business is not practicable. The assets acquired constitute a business pursuant to rules and regulations of the SEC.

     The statements of assets acquired include those recorded assets of NAS which are subject to the Asset Purchase Agreement, as described in Note 1 above and in Article II of the Asset Purchase Agreement.

     The statements of revenue and direct expenses include only the revenue and directly related expenses associated with the assets and customer relationships that were acquired and which will be served by DSL.net subsequent to the Closing Date. Accordingly, as DSL.net did not acquire all of the fixed assets utilized by NAS, the depreciation and other charges related to the assets which were not acquired are excluded from direct expenses.

     Direct expenses also include customer care costs and employee related expenses which are directly attributable to the NAS Acquired Business, the most significant of which relate to payroll taxes and fringe benefits, recruiting costs and training. These expenses necessarily involved apportionments, estimates and judgments (Note 3).

     All non-direct costs such as franchise taxes, treasury expenses, amortization, interest expense, corporate overhead expenses (such as rent, directors and officers insurance expenses, liability insurance, and professional, legal and accounting expenses) and other costs and expenses requiring allocation have been excluded from the statements of revenue and direct expenses.

     The statements are not indicative of the financial condition or results of operations of the NAS Acquired Business on a prospective basis due to, among other things, the integration of the NAS Acquired Business into DSL.net and the impact on the acquired business of the bankruptcy proceedings of NAS prior to closing. Further, the omission or inclusion of various operating expenses in these statements may not be indicative of the expenses of the acquired business on a prospective basis.

     Given the nature of these statements, the preparation of cash flow information relating to operating, investing and financing activities of the Network Access Solutions Corporation - On Network Business was impractical.

           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies not disclosed elsewhere in the statements are as follows:

     USE OF ESTIMATES
     ----------------

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION
     -------------------

     Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services are rendered, prices are fixed and determinable, and collection is reasonably assured. NAS provides digital subscriber line and T1 services under monthly and fixed rate contracts. Revenue is recognized when services are performed, net of anticipated billing adjustments. Payments received in advance of providing services are recorded as deferred revenue until the period in which such services are provided. Revenue related to installation and activation fees is deferred and amortized over the estimated customer life of approximately 30 months. All direct incremental costs for installation and activation are deferred up to the amount of deferred revenue and are amortized over the estimated customer life. Any excess costs over the amount of deferred revenue, is expensed as incurred.

     ADVERTISING COSTS
     -----------------

     Advertising costs are expensed in the period incurred. Advertising expenses were $2, $1, and $569 for the years ended December 31, 2002, 2001 and 2000, respectively.

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


           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

     CONCENTRATIONS OF CREDIT RISK AND ALLOWANCE FOR DOUBTFUL ACCOUNTS
     -----------------------------------------------------------------

     No individual customer accounted for more than 10% of Network Access Solutions Corporation - On Network Business revenue for the years ended December 31, 2002, 2001 and 2000, respectively.

     PROPERTY AND EQUIPMENT
     ----------------------

     Property and equipment is primarily comprised of collocation fees, equipment and equipment installation costs associated with the development and implementation of NAS's network. These assets are stated at cost, except for equipment held under capital leases which is stated at the lower of the present value of the net minimum lease payments or the fair value at inception of the lease, and are depreciated over the shorter of estimated useful life or the lease term. DSL.net did not assume any of the liabilities associated with capital leases. The depreciation of the network costs and equipment commenced when the individual network components were placed in service and are depreciated over periods ranging from two to five years.

     IMPAIRMENT OF LONG LIVED ASSETS
     -------------------------------

     Periodically the recoverability of long-lived assets is evaluated whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. This valuation consists of a comparison of the carrying value of the assets with the assets' expected future cash flow undiscounted and without interest costs. If the carrying value of an asset exceeds the expected future cash flows, an impairment exists. An impairment loss is measured by the amount by which the carrying value of the asset exceeds fair value measured by the value of future discounted cash flows, using a discount rate commensurate with the risks involved, quoted market prices in an active market, if available, option pricing models, appraisals and fundamental analysis.

     RECENT ACCOUNTING PRONOUNCEMENTS
     --------------------------------

     In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144). This statement replaces SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (SFAS No. 121). SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for the recognition and measurement of the impairment of long-lived assets to be held and used and for those to be disposed of by sale. This statement applies to all long-lived assets, including discontinued operations, and replaces the provisions of APB Opinion No. 30 for the disposal of segments of a business. This statement requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in

           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

     discontinued operations. This statement was effective for NAS beginning January 1, 2002. For the year ended December 31, 2002, the financial statements reflect an impairment of the acquired assets in accordance with SFAS No. 144 (Note 4). For the year ended December 31, 2001, NAS recorded an impairment charge for the acquired assets in accordance with SFAS No. 121 (Note 4).

4.   IMPAIRMENT OF ASSETS

     In May 2001, NAS implemented a restructuring plan to reduce expenses and streamline operations to achieve profitability, which resulted in the impairment of certain long-lived assets. Management identified assets in three long-lived asset categories that were impaired: network placed in service, office and computer equipment and software, and furniture and fixtures. The network placed in service assets were network collocation facilities that were specifically identified as part of the restructuring plan. Based on an undiscounted cash flow analysis prepared on a central office by central office basis, NAS determined that 205 abandoned central office co-location facilities had no value to NAS's future operations and there could be no assurance that NAS could anticipate cash flows from their future disposition. Therefore, NAS determined the entire net book value of the abandoned central office collocation facilities in the amount of $10,233 was impaired. The network equipment located in these facilities was also evaluated for impairment. The majority of the network equipment was removed and re-deployed to other facilities. An impairment charge in the amount of $1,647 was recorded for the network equipment that was not being re-deployed.

     In light of the difficulty in readily disposing of NAS's assets in bankruptcy, NAS determined, during the fourth quarter of 2002, the estimated undiscounted cash flows associated with long-lived assets acquired would not be sufficient to recover the net book value of such assets. In accordance with SFAS No. 144, NAS recorded an impairment charge of approximately $3,715 at December 31, 2002, to reflect the long-lived assets at estimated fair values. The estimated fair values were based upon the purchase price paid by DSL.net on the Closing Date.

           NETWORK ACCESS SOLUTIONS CORPORATION - ON NETWORK BUSINESS

                     NOTES TO STATEMENTS OF ASSETS ACQUIRED
                  AND STATEMENTS OF REVENUE AND DIRECT EXPENSES

                             (DOLLARS IN THOUSANDS)
                                    --------

5.   PROPERTY AND EQUIPMENT

     Major classifications of property and equipment consisted of the following:

                                    Estimated
                                     Useful     December 31,   December 31,
                                      Lives         2002          2001
                                    ----------------------      --------

Network                             5 years       $ 52,292      $ 55,974
Collocation Costs                   5 years         24,396        24,379
Office and Computer Equipment       2-3 years        6,521         6,446
Less:  accumulated depreciation                    (69,609)      (48,385)
                                                  --------      --------

                                                  $ 13,600      $ 38,414
                                                  ========      ========

     Depreciation expense was $21,361, $25,751 and $22,208 for the years ended December 31, 2002, 2001 and 2000, respectively.









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